UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2012
______________

DAIS ANALYTIC CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-53554	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11552 Prosperous Drive
Odessa, Florida 33556
(Address of Principal Executive Offices)(Zip Code)

(727) 375-8484
(Registrant’s telephone number, including area code)

N/A
______________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 18, 2012, we received a notice of default from Platinum-Montaur Life Sciences, LLC (“Platinum-Montaur”) with respect to (i) our Amended and Restated Convertible Promissory Note, dated March 22, 2012 (the “Unsecured Note”) and (ii) Secured Convertible Promissory Note dated March 22, 2012 (the “ Secured Note” and the Unsecured Note and the Secured Note, collectively, the “Notes”).

The Unsecured Note was issued in the principal amount of $1 million and the Secured Note was issued in the principal of $1.5 million.  The Notes accrue interest at a rate of 10% per annum.  Platinum-Montaur sent the notice of default pursuant to Section 10(ix) of the Notes, which provides that Platinum-Montaur may declare a default if we fail to make any payment of principal or interest on the Notes.  We failed to pay the entire principal amount of the Note together with all accrued and unpaid interest on the maturity date of the Notes, which was May 7, 2012.

Pursuant to the terms of the Notes, we may cure the default within 15 days from the date we received the notice of default.  If we are not able to satisfy or renegotiate the terms of the Notes, forebear the default, or otherwise cure the default within such time,  Platinum-Montaur avers that all principal and accrued interest under the Notes will be immediately due and payable to Platinum-Montaur. With regard to the Secured Note,  Platinum-Montaur asserts a security interest in certain of our intellectual property as set forth in our Patent Security Agreement entered into with Platinum-Montaur, dated March 22, 2012.

Item 9.01   Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description

10.1
Amended and Restated Convertible Promissory Note by and between the Registrant and Platinum-Montaur Life Sciences, LLC dated March 22, 2011. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed March 28, 2011)

10.2
Secured Convertible Promissory Note by and between the Registrant and Platinum-Montaur Life Sciences, LLC dated March 22, 2011. (Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed March 28, 2011)

10.3
Patent Security Agreement by and between the Registrant and Platinum-Montaur Life Sciences, LLC dated March 22, 2011. (Incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed March 28, 2011)

10.4
First Amendment to Secured Convertible Promissory Note by and between Dais Analytic and Platinum-Montaur Life Sciences, LLC dated March 22, 2011. (Incorporated by reference to Exhibit 4.40 to the Company’s Annual Report on Form 10-K, filed March 30, 2012)

10.5
Amendment to Amended and Restated Convertible Promissory Note by and between Dais Analytic Corporation and Platinum-Montaur Life Sciences, LLC dated March 22, 2012. (Incorporated by reference to Exhibit 4.41 to the Company’s Annual Report on Form 10-K, filed March 30, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIS ANALYTIC CORPORATION

Dated: May 24, 2012	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
Chief Executive Officer and President